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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)      APRIL 21, 1997
                                                 ------------------------

                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------
                (Exact name of Registrant as specified in its Charter)


                                       DELAWARE
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                    (State of other jurisdiction of incorporation)


0-16753                                     58-1722085
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Commission File No.                         I.R.S. Employer Identification



130 CEDAR STREET, NEW YORK, NY              10006
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Address of principal                        Zip Code
executive offices


(212) 306-6100
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Registrant's telephone number,
including area code

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ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS


         The Registrant ("Company") accepted the resignation of Robert Oxenberg, as Chairman of the Board of Directors, on April 21, 1997. Mr. Oxenberg did not have any disagreement with the Company on any matter relating to the Company's operations, policies or practices, and provided a copy of the annexed resignation to the Board of Directors of the Company. The Board appointed Matti Kon, CEO and a director, to act as Chairman of the Board.

         Mr. Oxenberg agreed to serve as a Consultant to the Company and to provide such consulting services as requested by the Company from time to time. The Board resolved to extend the 250,000 stock options granted to Mr. Oxenberg to purchase 250,000 shares of the Company's Common Stock at $1.88 per share until

                                       EXHIBITS

    1) Copy of letter of resignation of Robert Oxenberg to the Board of Directors of the company.

    2)   Copy of Press Release.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        New York, New York
              April   , 1997

                                       INFORMATION MANAGEMENT
                                       TECHNOLOGIES CORPORATION
                                       IMTECH
                                       -------------------------
                                            (Registrant)


                                       /s/ Joseph Gitto
                                       -------------------------
                                       JOSEPH GITTO
                                       President